UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 20, 2026

BLUE OWL TECHNOLOGY FINANCE CORP.
(Exact name of Registrant as Specified in Its Charter)

Maryland	000-55977	83-1273258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue		10022
New York,	NY
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (212) 419-3000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OTF	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
On January 23, 2026, Blue Owl Technology Finance Corp. (the “Company”) and Deutsche Bank Trust Company Americas, as successor to Computershare Trust Company, as successor to Wells Fargo Bank, National Association (the “Trustee”), entered into a Sixth Supplemental Indenture (the “Sixth Supplemental Indenture”) to the Indenture, dated as of June 12, 2020, between the Company and the Trustee (the “Base Indenture”, and together with the Sixth Supplemental Indenture, the “Indenture”), relating to the Company’s $400,000,000 aggregate principal amount of its 6.125% notes due 2031 (the “Notes”).
The Notes will mature on January 23, 2031, and prior to December 23, 2030 (one month prior to the maturity date of the Notes) (the “Par Call Date”), the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of  (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the treasury rate plus 40 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date. On or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.
The Notes bear interest at a rate of 6.125% per year payable semiannually on January 23 and July 23 of each year, commencing on July 23, 2026. The Notes are direct, general unsecured obligations of the Company.
The Company expects to use the net proceeds of this offering to pay down certain of its existing outstanding indebtedness, including its senior secured revolving credit facility (the “Revolving Credit Facility”). Amounts drawn under the Revolving Credit Facility bear interest at SOFR plus an applicable margin. The Revolving Credit Facility matures on December 20, 2029.
The Indenture contains certain covenants including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a) of the Investment Company Act of 1940, as amended, or any successor provisions, but giving effect, in either case, to any exemptive relief granted to the Company by the Securities and Exchange Commission, and to provide financial information to the holders of the Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are described in the Indenture.
In addition, upon the occurrence of a change of control repurchase event (which involves the occurrence of both a change of control and a below investment grade rating of the Notes by Fitch Ratings, Moody’s Investor Services, Inc. and S&P Global Ratings), the Company will be required to make an offer to purchase the Notes at a price equal to 100% of the principal amount plus accrued and unpaid interest to, but not including, the date of purchase.
The Notes were offered and sold pursuant to the Registration Statement on Form N-2 (File No. 333-289793) previously filed with the Securities and Exchange Commission, as supplemented by a preliminary prospectus supplement dated January 20, 2026, a final prospectus supplement dated January 20, 2026, and the pricing term sheet dated January 20, 2026. The transaction closed on January 23, 2026.
The foregoing descriptions of the Base Indenture, Sixth Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Base Indenture, Sixth Supplemental Indenture and the Notes, respectively, each filed as exhibits hereto and incorporated by reference herein.
Item 8.01. Other Events
On January 20, 2026, the Company entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, Blue Owl Technology Credit Advisors LLC (the “Adviser”) and Mizuho Securities USA LLC, BofA Securities, Inc., MUFG Securities Americas Inc., SMBC Nikko Securities America, Inc. and U.S.

Bancorp Investments, Inc., as representatives of the several underwriters named in Schedule I thereto (the “Underwriters”), in connection with the issuance and sale of the Notes (the “Offering”).
The Offering was made pursuant to the Company’s effective shelf registration statement on Form N-2 (Registration No. 333 289793) previously filed with the U.S. Securities and Exchange Commission, as supplemented by a preliminary prospectus supplement dated January 20, 2026, a final prospectus supplement dated January 20, 2026 and a pricing term sheet dated January 20, 2026.
The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement filed with this report as Exhibit 1.1 and which is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated January 20, 2026, by and among the Company, the Adviser and the Underwriters.

4.1
Indenture, dated June 12, 2020, between Owl Rock Technology Finance Corp. and Wells Fargo Bank, National Association as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on June 12, 2020).

4.2	Sixth Supplemental Indenture, dated as of January 20, 2026, between Blue Owl Technology Finance Corp. and Deutsche Bank Trust Company Americas, as Trustee.

4.3	Form of 6.125% Note Due 2031 (included as part of Exhibit 4.2).

5.1	Opinion of Eversheds Sutherland (US) LLP.

23.1	Consent of Eversheds Sutherland (US) LLP (included as part of Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Owl Technology Finance Corp.

January 23, 2026	By:	/s/ Jonathan Lamm
		Name:	Jonathan Lamm
		Title:	Chief Operating Officer and Chief Financial Officer